    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH  20, 1997
                                                       REGISTRATION NO. 33-37757
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  -----------

                             ROHM AND HAAS COMPANY
             (Exact name of registrant as specified in its charter)


                 DELAWARE                              23-1028370
       (State or other jurisdiction                 (I.R.S. Employer
    of incorporation or organization)            Identification Number)


                           100 INDEPENDENCE MALL WEST
                          PHILADELPHIA, PA 19106-2399
                                 (215) 592-3000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         -------------------------------


                                ROBERT P. VOGEL
                             ROHM AND HAAS COMPANY
                           100 INDEPENDENCE MALL WEST
                          PHILADELPHIA, PA 19106-2399
                                 (215) 592-3000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                         -------------------------------

                                   COPIES TO:

                             Linda L. Griggs, Esq.
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                          Washington, D.C. 20036-5869
                                 (202) 467-7000

                         -------------------------------

        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this registration statement becomes effective.

                         -------------------------------


   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                            -------

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           -------

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------

         The $100,000,000 in principal amount of securities that were unsold at the termination of the offering under this Registration Statement on Form S-3 (File No. 33-37757) have been carried forward to a new registration statement on Form S-3 (File No. 333-14017) and thereby removed from registration under this Registration Statement. By this Post-Effective Amendment No. 1, this Registration Statement is terminated.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on March 19, 1997.


                                          ROHM AND HAAS COMPANY


                                  By:     /s/ J. Lawrence Wilson
                                          -------------------------------------
                                          J. Lawrence Wilson
                                          Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.



         SIGNATURE                         CAPACITY IN WHICH SIGNED                          DATE
         ---------                         ------------------------                          ----

/s/J. Lawrence Wilson             Chairman of the Board, Chief Executive Officer        March 19, 1997
------------------------------    and Director (Principal Executive Officer)
J. Lawrence Wilson


            *                     Vice President and Chief Financial Officer            March 19, 1997
------------------------------    (Principal Financial Officer and Principal
Fred W. Shafer                    Accounting Officer)


            *                     Director                                              March 19, 1997
------------------------------
George W. Beitzel


            *                     Director                                              March 19, 1997
------------------------------
Daniel B. Burke


            *                     Director                                              March 19, 1997
------------------------------
Earl G. Graves


            *                     Director                                              March 19, 1997
------------------------------
James A. Henderson


            *                     Director                                              March 19, 1997
------------------------------
John H. McArthur



            *                     Director                                              March 19, 1997
------------------------------
Paul W. Miller, Jr.


                                  Director                                              March __, 1997
------------------------------
Jorge P. Montoya


            *                     Director                                              March 19, 1997
------------------------------
Sandra O. Moose


            *                     Director                                              March 19, 1997
------------------------------
John P. Mulroney


            *                     Director                                              March 19, 1997
------------------------------
Gilbert S. Omenn


                                  Director                                              March   , 1997
------------------------------
Ronaldo H. Schmitz


            *                     Director                                              March 19, 1997
------------------------------
Alan Schriesheim


            *                     Director                                              March 19, 1997
------------------------------
Marna C. Whittington



*J. Lawrence Wilson by signing his name hereto signs this document on behalf of each of the persons indicated above pursuant to the powers of attorney executed by such persons and set forth on the signature page of the Registration Statement filed with the Securities and Exchange Commission on November 13, 1990.



                                          /s/ J. Lawrence Wilson
                                          -------------------------------------
                                              J. Lawrence Wilson